UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2016

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction

of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

The Audit Committee (“Audit Committee”) of the Board of Directors of Bank of the Ozarks, Inc. (“Company”), has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The Audit Committee invited several firms, including its then-incumbent independent registered public accounting firm, Crowe Horwath LLP, to participate in this process.

As a result of this process and following careful deliberation, on February 18, 2016, the Audit Committee informed Crowe Horwath LLP that it had determined to dismiss Crowe Horwath LLP as the Company’s independent registered public accounting firm, effective as of February 19, 2016, the date of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

During the Company’s fiscal years ended December 31, 2014 and 2015, and the subsequent interim period through February 19, 2016, there were (i) no disagreements between the Company and Crowe Horwath LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Crowe Horwath LLP’s satisfaction, would have caused Crowe Horwath LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements for the relevant year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Crowe Horwath LLP on the consolidated financial statements of the Company as of December 31, 2014 and 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Crowe Horwath LLP with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Crowe Horwath LLP to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of Crowe Horwath LLP’s letter dated February 19, 2016 is attached as Exhibit 16.1 to this Form 8-K.

On February 19, 2016, based upon the recommendation and approval of the Audit Committee, the Company selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. During the Company’s fiscal years ended December 31, 2014 and 2015, and the subsequent interim period through February 19, 2016, neither the Company, nor anyone on its behalf, consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter to the Securities and Exchange Commission from Crowe Horwath LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date: February 19, 2016	By:	/s/ Greg McKinney
	Name:	Greg McKinney
	Title:	Chief Financial Officer and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Crowe Horwath LLP